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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Metris Companies Inc.:

    We consent to the use of our report dated January 21, 1998 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.

                                          /s/ KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
August 6, 1998